EXHIBIT 4.4

NON-NEGOTIABLE PROMISSORY NOTE

$1,200,000.00 (US)	November 9, 2012 Hallandale Beach. Florida

FOR VALUE RECEIVED, Gigantic Parfums, LLC, a Florida limited liability company (the "Maker"), promises to pay to the order of Parfums Investment, LLC, a Florida limited liability company (the "Payee"), the principal amount of One Million Two Hundred Thousand Dollars and Zero Cents (US $1,200,000.00), payable upon the terms set forth in this Non-Negotiable Promissory Note (the "Note").

1.Maturity Date. The outstanding principal amount hereof, together with all accrued and unpaid interest thereon. shall be due and payable on the four (4) year anniversary of the issuance of this Note (the -Maturity Date").

2.Interest. The outstanding principal amount of this Note shall accrue interest at the per annum rate equal to twenty percent (20%). All interest which accrues during the term of this Note shall be due and payable monthly, commencing on the 9th day of December, 2012 and the 9th day of each month thereafter, with any unpaid interest from any monthly period added to the principal amount of this Note. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. Commencing December 9, 2012 and on the 9th day of each month thereafter, Maker shall pay Payee the sum of Twenty Thousand Dollars (US $20,000.00) per month.

3.Payments. All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in immediately available funds and delivered to Payee at c/o Keith D. Diamond, P.A., 2645 Executive Park Drive, Suite 105, Weston, Florida 33331 or at such other place as the holder hereof may from time to time designate in writing. Until notified in writing of the transfer of this Note, Maker shall be entitled to deem Payee. or such person who has been identified in writing to Maker as the holder of this Note, to be the owner and holder of this Note. Whenever any payment on this Note shall be stated to be due on a day which is not a business day, such payment shall be made on the next succeeding business day and such extension of time shall he included in the computation of the payment of interest on this Note. All payments made in respect of this Note shall be applied first to expenses of collection, then to accrued and unpaid interest to the extent then due and payable and then to the principal amount outstanding hereunder. This Note may not be prepaid. In the event Maker wants to prepay this Note, all interest (for the entire four (4) year term of this note) must be paid.

4.Default/Post-Maturity Interest. Any amount of principal and/or interest which is not paid when due, whether at stated maturity, by acceleration or otherwise. shall bear interest from the date when due until said principal and/or interest amount is paid in full, payable on demand, at an interest rate which is twenty-five percent (25%) per annum (the "Default Rate).

5.Events of Default: Remedies.

5.1 Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (an "Event of Default") hereunder:

(a) Maker shall fail to pay any principal or interest on this Note due at maturity, and such failure shall continue for ten (10) business days after the date due; or

(b) Maker shall (i) file or acquiesce in any proceeding in bankruptcy or reorganization, (ii) make an assignment for the benefit of creditors or (iii) fail to vacate, of discharge or dismiss within thirty (30) days of its initiation either (A) the filing of a proceeding in bankruptcy against it or (B) the appointment of a receiver or trustee for all or any part of Maker's assets or property.

5.2 Remedies. Upon or at any time after the occurrence of an Event of Default hereunder, the entire unpaid principal amount of this Note, together with accrued and unpaid interest thereon, shall, at the option of Payee, become due and payable forthwith, without presentment, demand, notice or protest of any kind, all of which are hereby expressly waived by Maker.

6. Miscellaneous.

6.1 Transfer of Note. Payee may not transfer this Note without the prior written consent of Maker. This instrument is registered on the books and records of Maker as to both principal and interest with the Maker and transfer of this obligation may be effected only by surrender of this instrument and either (a) the reissuance by the Maker of this instrument to the new holder or (b) the issuance by the Maker of a new instrument to the new holder. Transfer of this instrument at any time by any means other than the method described in this paragraph shall be deemed void and ineffectual.

6.2 Applicable Law; Etc. Maker agrees that the construction and enforceability of this Note shall be governed by the laws of the State of Florida and that none of its terms or provisions may be waived, altered, modified or amended except as Payee may consent thereto in a writing duly signed by it. Al! interest payable under this Note shall be limited to the amount which may be legally paid under Florida law (i.e., pursuant to the usury limits). The exclusive venue for any action or proceeding brought to enforce or interpret any provision of this Note shall be in the state courts of the State of Florida located in Broward County, Florida.

6.3Severabilitv. If there is any provision of this Note or the application thereof to any party or circumstance which shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the minimal extent of such prohibition or in validity without invalidating the remainder of such provision or the remaining provisions of this Note or the application of such provisions to other parties or circumstances. If at any time the rate of interest provided for herein shall exceed the maximum permitted by law, the rate of interest provided for herein shall be deemed to be the maximum permitted under applicable law,

6.4Expenses. Maker agrees to pay all reasonable out-of-pocket costs of collection of this Note, including reasonable attorneys' fees in the event of a default.

6.5 Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be hand delivered or sent by United States Mail, registered or certified, with postage prepaid and properly addressed and shall be deemed to have been given when delivered in person or three business days after deposit in the United States mail.

6.6 Headings: Section References. The headings herein are inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof. References to a "Section" are, unless otherwise specified, to one of the Sections of this Note.

6.7 Tax Matters. Payee agrees to present an Internal Revenue Service Form W-8BEN or W-9 to Maker at such times as are requested by Maker, as well as any additional tax forms as are reasonably requested by Maker. Payee agrees to indemnify and hold harmless Maker and its affiliates from any tax obligations, interest and penalties arising from failure to withhold on any payments made to Payee.

6.8 Security Agreement and Pledge. Maker and Adrenalina Inc. d/b/a ID Perfumes ("Adrenalina") agree to execute separate security agreements in favor of Payee pledging all of their respective receivables, inventory and licenses. Further, in the event that Adrenalina sells or disposes of either of its perfume/fragrance licenses pertaining to Adam Levine or Selena Gomez, Maker shall then be obligated to immediately pay to Payee all monies due and owing under this Note, including all unpaid principal and interest due hereunder through the Maturity Date.

IN WITNESS WHEREOF, Maker has executed and delivered this Note on the day and year first above written.

MAKER:
GIGANT PARFUMS LLC

By: Rudford Hamon, Manager

SECURITY AGREEMENT

This Security Agreement (the "Agreement") is entered into this 9' day of November, 2012 by and between GIGANTIC PARFUMS. LLC., a Florida limited liability company, as Borrower (hereinafter referred to as "Borrower" or "Gigantic"), and PARFUMS INVESTMENT, LLC, a Florida limited liability company, as Lender (hereinafter referred to as -Lender ').

WHEREAS, Lender has agreed to lend Borrower the original principal sum of One Million Two Hundred Thousand Dollars (US $1,200,000.00) (hereinafter referred to as the "Loan") as evidenced by that certain Non-Negotiable Promissory Note of even date by and between Borrower and Lender (the "Note"); and

WHEREAS, a key consideration for Lender's agreement to make the Loan to Borrower is the agreement by Borrower to grant a security interest in favor of Lender in and to the Collateral as defined herein; and

NOW. THEREFORE, in consideration of the promises and conditions described herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Should Borrower fail to make any of the payments as provided in the Note, Lender may immediately foreclose and sell any or all of the collateral set forth in this Agreement as well as shall be entitled to immediate possession of the business of Borrower.

Borrower further agrees to pay all costs and attorneys' fees incurred in Consequence of any default under the Note or in connection with any failure to timely pay the Note.

Each and every provision of this Agreement shall be deemed material and the breach of any provision shall constitute a material breach herein provided and Lender shall have all of the rights and remedies stated herein.

The rights and remedies of Lender herein shall be severally cumulative and Lender's failure to exercise, or delay in exercising, any of its rights or remedies herein shall not be deemed a waiver of said rights or remedies for any future default. Additionally, the rights and remedies herein shall remain in full force such that the parties may accept performance after default and thereafter exercise their rights and remedies at any time after non- performance herein.

Borrower hereby assigns and grants to Lender a first and continuing security interest in the Collateral described herein, together with any and all proceeds or products thereof, additions, parts. accessories, attachments and money to secure the full and prompt payment of the Obligations set forth in this Agreement.

Collateral." as used in this Agreement, shall mean all of Borrower's presently owned or hereafter acquired goods, inventory, equipment, supplies, licenses and other contract rights, accounts and accounts receivable including, but not limited to, all receivables from Coty. Inc. for all royalties in connection with the sale of the Katy Perry license under the Assignment Agreement with Coty, Inc., dated July 23, 2012.

Borrower covenants and agrees that:

a. Lender may inspect the Collateral at any reasonable time.

b. Borrower shall keep and maintain the Collateral in good order at all times.

c. Borrower, as the owner of the Collateral, shall defend the Collateral against the claims and demands of all persons at any time claiming the same or any inte rest therein.

d. Borrower shall pay all expenses and reimburse Lender for any expenditure, including reasonable attorney's fees, as well as attorneys' fees incurred in any appellate or insolvency proceedings, in connection with Lender's exercise of its rights and remedies hereunder or under the Note.

e. Borrower shall sign and execute any financing statement or other document required to perfect Lender's security interest in the Collateral, shall pay all costs necessary to perfect and preserve the security interest under this Agreement against the rights or interests of third parties. and further agrees to do such other acts and things, all as Lender may request, to establish and maintain a valid first security interest in the Collateral. Borrower authorizes Lender to file a financing statement signed only by Lender describing the Collateral in the same manner as it is described herein. Lender is hereby appointed Borrower's irrevocable attorney-in-fact, coupled with an interest, to do all acts and things which Lender may deem necessary to perfect and continue perfecting the security interest created hereby and to protect the Collateral.

Borrower covenants and agrees that it shall not:

a. Permit any liens or security interests (other than Seller's security interest) to attach to any of the Collateral.

b. Permit any of the Collateral to be levied upon under legal process or to be subject to any unpaid charge. including taxes.

c. Sell, transfer, lease or otherwise encumber or dispose of any of the Collateral or any interest therein, or offer to do so, without the prior written consent of Seller.

d. Permit anything to be done that may materially impair the value of any of the Collateral or the security intended to be afforded by this Agreement.

e. Permit the Collateral to be or become a fixture (and it is expressly covenanted. warranted and agreed that the Collateral and every part thereof, whether affixed to any realty or not, shall be or remain personal property) or become an accession to other goods or property.

f. Use the Collateral or permit the same to be used in violation of any statute or ordinance.

At its option and in its sole discretion, Lender may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for maintenance and preservation of the Collateral. Borrower agrees to reimburse Lender on demand for any payment made or any expense incurred by Lender pursuant to the foregoing authorization.

Borrower shall be in default under this Agreement upon the happening of any of the following events or conditions (herein called "Events of Default"):

a. Any Event of Default under the Note, which are collectively incorporated herein by reference as if set forth herein in their entirety; or

b. Failure of Borrower to perform any covenant or agreement made by Borrower herein; or

c. An appointment of a Receiver for the Collateral or any part thereof which shall continue unstayed and in effect for a period of sixty (60) days from the date of entry of the order appointing receiver; or

d. Attachment, seizure, foreclosure or forfeiture or levy upon the Collateral or any part thereof; or

e. Institution of any proceeding by or against Borrower or Borrower's business under any bankruptcy or insolvency statute or an assignment by Borrower for the benefit of creditors, or filing of a tax lien notice by the United States or any other State; or

f. Failure to timely pay Lender any monies due under the Note.

Upon the occurrence of any such Event of Default which has not been cured within any applicable grace period. Lender may, at its option, declare all liabilities secured hereby. or any of them (not withstanding any provisions thereof), immediately due and payable Without demand or notice of any kind and the same thereupon shall immediately become due and payable without demand or notice (but with such adjustments, if any, with respect to interest or other charges as may be provided for in the Obligations or other writing evidencing such liability) and; Lender shall have, and may exercise from time to time, any and all rights and remedies of a scouted party under the Uniform Commercial Code and any and all rights and remedies available to it under any other applicable law; and Lender may proceed to enforce its rights and remedies provided for herein or under the Note, or may proceed to enforce its rights and remedies against Borrower, or any one or all of the Guarantors of any of the Obligations, or against any other collateral now or hereafter given as security for the Obligations or security for Borrower's or any other Guaranty thereof, and Lender may enforce such rights and remedies simultaneously, or in such order or at such time, or from time to time, as Lender in its sole discretion shall determine; and upon request or demand from Lender. Borrower shall, at its expense assemble the Collateral and make it available to the Lender, at a convenient place acceptable to Lender; and Borrower shall promptly pay all costs of Lender of collection of any and all liabilities, and enforcement of rights hereunder, and expenses incurred for any repairs to any of the Collateral and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed. Lender and its agents are authorized to enter into or onto any premises where the Collateral may be located for the purpose of taking possession of such Collateral. Any notice of sale, disposition. or other intended action by Lender, sent to Borrower at the address of Borrower specified herein or at any other address shown on the records of Lender, at least five (5) days prior to such action, shall constitute reasonable notice to Borrower. Any excess or surplus of proceeds from any disposition of any of the Collateral after payment of expenses described in this Agreement chargeable to the Borrower, may be applied by Lender toward payment of such of the Obligations and in such order of application, as Lender may from time to time elect. If in the opinion of Lender, a receivership may be necessary to protect or preserve the Collateral, then upon the institution of suit to collect such indebtedness or enforce this Agreement. Lender shall have the right to the appointment of a receiver to take charge of the Collateral upon application to any Court having jurisdiction.

No waiver by Lender of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of the Lender in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence to this Agreement. The provisions of this Agreement are cumulative and in addition to the provisions of any of the Obligations secured by this Agreement or the Note, and Lender shall have all the benefits, rights and remedies of the secured party under any writing evidencing any of the Obligations.

If more than one party shall execute this Agreement, the term "Borrower" shall mean all parties signing this Agreement, and each of them, and all such parties shall be jointly and severally obligated in liability or hereunder. The singular pronoun, when used herein, shall include the plural and the neuter shall include the masculine and feminine. If this Agreement is not dated when executed by Borrower, Lender is authorized, without notice to Borrower, to date this Agreement. This Agreement shall become effective as of the date of this Agreement.

This Agreement shall be construed in accordance with the Laws of the State of Florida. The exclusive venue for any action or proceeding brought to enforce or interpret any provision of this Agreement shall be in the state courts of the State of Florida located in Broward County, Florida. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of the remaining provisions of this Agreement.

Borrower and Lender as used in this Agreement, include the heirs, legal representatives, successors and assigns of those parties.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

Borrower releases Lender from all claims for loss or damage caused by any failure to collect any account or enforce any contract or by any act or omission on part of Lender, its officers, directors, managers. members, agents and employees, except willful misconduct.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the date and year first above written.

GIGANTIC PARFUMS, LLC	PARFUMS INVESTMENT, LLC

By: Rudford Hamon, Manager	By: David Cowheard, Manager

STATE OF FLORIDA	)

COUNTY OF BROWARD	SS.

The foregoing instrument was acknowledged before me this day of November. 2012, by Rudford Hamon, as Manager of Gigantic Parfums, LLC, who is personally known to-me-or- who has produced as identification.

My commission expires:

STATE OF FLORIDA	)
)SS.
COUNTY OF BROWARD	)

The foregoing instrument was acknowledged before me this ____________ day of November, 2012, by David Cowheard, as Manager of Parfums Investment, LLC, who is-personally known to me or who has produced ____ as identification.

My commission expires:	NOTARY PUBLIC AT LARGE STATE OF FLORIDA Print Name:

SECURITY AGREEMENT

This Security Agreement (the "Agreement-) is entered into this 9th day of November, 2012 by and between ADRENALINA, INC., a Nevada corporation, d/b/a ID Perfumes (hereinafter referred to as "Adrenalina"), and PARFUMS INVESTMENT, LLC, a Florida limited liability company, as Lender (hereinafter referred to as "Lender").

WHEREAS, Lender has agreed to lend GIGANTIC PARFUMS, LLC (hereinafter referred to as "Borrower" or "Gigantic-) the original principal sum of One Million Two Hundred Thousand Dollars (US S1,200,000.00) (hereinafter referred to as the "Loan-) as evidenced by that certain Non-Negotiable Promissory Note of even date by and between Borrower and Lender (the -Note-): and

WHEREAS, a key consideration for Lender's agreement to make the Loan to Borrower is the agreement by Adrenalina to both execute a Guaranty guaranteeing all of Borrower's obligations under the Note and to grant a security interest in favor of Lender in and to the Collateral as defined herein: and

NOW. THEREFORE, in consideration of the promises and conditions described herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Should Borrower fail to make any of the payments as provided in the Note, Lender may immediately foreclose and sell any or all of the collateral set forth in this Agreement as well as shall be entitled to immediate possession of the business of Adrenalina.

Adrenalina further agrees to pay all costs and attorneys' fees incurred in consequence of any default under the Note or in connection with any failure by Gigantic to timely ay the Note.

Each and every provision of this Agreement shall be deemed material and the breach of any provision shall constitute a material breach herein provided and Lender shall have all of the rights and remedies stated herein.

The rights and remedies of Lender herein shall be severally cumulative and Lender's failure to exercise, or delay in exercising, any of its rights or remedies herein shall not be deemed a waiver of said rights or remedies for any future default. Additionally, the rights and remedies herein shall remain in full force such that the parties may accept performance after default and thereafter exercise their rights and remedies at any time after non- performance herein.

Adrenalina hereby assigns and grants to Lender a first and continuing security interest in the Collateral described herein, together with any and all proceeds or products thereof, additions, parts, accessories, attachments and money to secure the Full and prompt payment of the Obligations set forth in this Agreement.

Collateral." as used in this Agreement, shall mean all of Adrenalina's presently owned or hereafter acquired goods. inventory, equipment, supplies, licenses and other contract rights, accounts and accounts receivable including, but not limited to, all receivables pertaining to (a) that certain Exclusive License Agreement by and between Adrenalina and July Moon Productions. Inc. o/b/o Selena Gomez made and effective June 14, 2011; and (b) that certain Exclusive License Agreement by and between Adrenalina and Adam Levine Productions, Inc. o/b/o Adam Levine made and effective January 20, 2012.

Adrenalina covenants and agrees that:

a. Lender may inspect the Collateral at any reasonable time.

b. Adrenalina shall keep and maintain the Collateral in good order at all times.

c. Adrenalina, as the owner of the Collateral, shall defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein.

d. Adrenalina shall pay all expenses and reimburse Lender for any expenditure, including reasonable attorney's fees. as well as attorneys' fees incurred in any appellate or insolvency proceedings, in connection with Lender's exercise of its rights and remedies here under or under the Note.

e. Adrenalina shall sign and execute any financing statement or other document required to perfect Lender's security interest in the Collateral. shall pay all costs necessary to perfect and preserve the security interest under this Agreement against the rights or interests of third parties. and further agrees to do such other acts and things, all as Lender may request, to establish and maintain a valid first security interest in the Collateral. Adrenalina authorizes Lender to file a financing statement signed only by Lender describing the Collateral in the same manner as it is described herein. Lender is hereby appointed Adrenalina's irrevocable attorney-in-fact, coupled with an interest, to do all acts and things which Lender may deem necessary to perfect and continue perfecting the security interest created hereby and to protect the Collateral.

Adrenalina covenants and agrees that it shall not:

a. Permit any liens or security interests (other than Seller's Security interest) to attach to any of the Collateral.

b. Permit any of the Collateral to be levied upon under legal process or to be subject to any unpaid charge, including taxes.

c. Sell, transfer, lease or otherwise encumber or dispose of any of the Collateral or any interest therein, or offer to do so. without the prior written consent of Seller.

d. Permit anything to be done that may materially impair the value of any of the Collateral or the security intended to be afforded by this Agreement.

e. Permit the Collateral to be or become a fixture (and it is expressly covenanted, warranted and agreed that the Collateral and every part thereof whether affixed to any realty or not, shall be or remain personal property) or become an accession to other goods or property.

f. Use the Collateral or permit the same to be used in violation of any statute or ordinance.

At its option and in its sole discretion. Lender may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for maintenance and preservation of the Collateral. Adrenalina agrees to reimburse Lender on demand for any payment made or any expense incurred by Lender pursuant to the foregoing authorization.

Adrenalina shall be in default under this Agreement upon the happening of any of the following events or conditions (herein called "Events of Default"):

a. Any Event of Default under the Note, which are collectively incorporated herein by reference as if set forth herein in their entirety; or

b. Failure of Adrenalina to perform any covenant or agreement made by Adrenalina herein; or

c. An appointment of a Receiver for the Collateral or any part thereof which shall continue unstayed and in effect for a period of sixty (60) days from the date of entry of the order appointing receiver; or

d. Attachment, seizure, foreclosure or forfeiture or levy upon the Collateral or any part thereof; or

e. Institution of any proceeding by or against Adrenalina or Adrenalina's business under any bankruptcy or insolvency statute or an assignment by Adrenalina for the benefit of creditors, or filing of a tax lien notice by the United States or any other State;

Failure of Borrower to timely pay Lender any monies due under the Note.

Upon the occurrence of any such Event of Default which has not been cured within any applicable grace period, Lender may, at its option, declare all liabilities secured hereby, or any of them (not withstanding any provisions thereof), immediately due and payable 'Without demand or notice of any kind and the same thereupon shall immediately become due and payable without demand or notice (but with such adjustments, if any, with respect to interest or other charges as may be provided for in the Obligations or other writing evidencing such liability) and Lender shall have, and may exercise from time to time, any and all rights and remedies of a secured party under the Uniform Commercial Code and any and all rights and remedies available to it under any other applicable law; and Lender may proceed to enforce its rights and remedies provided for herein or under the Note, or may proceed to enforce its rights and remedies against Adrenalina, or any one or all of the Guarantors of any of the Obligations, or against any other collateral now or hereafter given as security for the Obligations or security for Adrenalina’s or any other Guaranty thereof, and Lender may enforce such rights and remedies simultaneously, or in such order or at such time, or from time to time, as Lender in its sole discretion shall determine; and upon request or demand from Lender, Adrenalina shall, at its expense assemble the Collateral and make it available to the Lender, at a convenient place acceptable to Lender; and Adrenalina shall promptly pay all costs of Lender of collection of any and all liabilities, and enforcement of rights hereunder, and expenses incurred for any repairs to any of the Collateral and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed. Lender and its agents are authorized to enter into or onto any premises where the Collateral may be located for the purpose of taking Possession of such Collateral. Any notice of sale, disposition, or other intended action by Lender; sent to Adrenalina at the address of Adrenalina specified herein or at any other address shown on the records of Lender, at least five (5) days prior to such action, shall constitute reasonable notice tip Adrenalina. Any excess or surplus of proceeds from any disposition of any of the Collateral after payment of expenses described in this Agreement chargeable to Adrenalina, may be applied by Lender toward payment of such of the Obligations and in such order of application, as Lender may from time to time elect.

If, in the opinion of Lender, a receivership may be necessary to protect or preserve the Collateral, then upon the institution of suit to collect such indebtedness or enforce this Agreement, Lender shall have the right to the appointment of a receiver to take charge of the Collateral upon application to any Court having jurisdiction.

No waiver by Lender of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of the Lender in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence to this Agreement. The provisions of his Agreement are cumulative and in addition to the provisions of any of the Obligations secured by, this Agreement or the Note, and Lender shall have all the benefits, rights and remedies of the secured party under any writing evidencing any of the Obligations.

If more than one party shall execute this Agreement, the term "Adrenalina" shall mean all parties signing this Agreement, and each of them, and all such parties shall be jointly and severally obligated in liability or hereunder. The singular pronoun, when used herein, shall include the plural and the neuter shall include the masculine and feminine. If this Agreement is not dated when executed by Adrenalina. Lender is authorized, without notice to Adrenalina, to date this Agreement. This Agreement shall become effective as of the date of this Agreement.

This Agreement shall be construed in accordance with the Laws of the State of Florida. The exclusive venue for any action or proceeding brought to enforce or interpret any provision of this Agreement shall be in the state courts of the State of Florida located in Broward County, Florida. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of the remaining provisions of this Agreement.

Adrenalina and Lender as used in this Agreement, include the heirs, legal representatives, successors and assigns of those parties.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

Adrenalina releases Lender from all claims for loss or damage caused by any failure to collect any account or enforce any contract or by any act or omission on part of Lender, its officers, directors, managers, members, agents and employees, except willful misconduct.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the date and year first above written.

ADRENALINA, INC.	PARFUMS INVESTMENT, LLC
d/b/a ID Perfumes

By: Ilia Lekach, President	By: David Cowheard, Manager

STATE OF FLORIDA
) SS.
COUNTY OF BROWARD

The foregoing instrument was acknowledged before me this 9th day of November, 2012, by Ilia Lekach, as President of Adrenalina. Inc., who is personally known to me or who has produced

	KEITH D. DIAMOND 14- 1.1 Commission # EE 025595v Expires September 13, 201 B1,464 Thru Troy Fain htrarto Eiciaaes-ro	TARY PUBLIC AT LARGE ATE OF FLORIDA

My commission expires:		Print Name: Keith D Diamond

STATE OF FLORIDA
) SS.
COUNTY OF BROWARD

The foregoing instrument was acknowledged before me this 9th day of November, 2012. by David Cowheard, as Manager of Parfums Investment, LLC, who is personally known to me or who has produced _________ as identification.

NOTARY PUBLIC AT LARGE STATE OF FLORIDA
My commission expires:	Print Name:__________________

ASSIGNMENT AND PLEDGE AGREEMENT

KNOW THAT, GIGANTIC PARFUMS, LLC, a Florida limited liability company ("Assignor"), in consideration of Ten Dollars ($10.00) and other valuable consideration paid by PARFUMS INVESTMENT, LLC, a Florida limited liability company ("Assignee"), the receipt and sufficiency of which is hereby acknowledged, hereby assigns and pledges unto Assignee all royalties due under the Assignment Agreement dated July 23, 2012 by and between Gigantic Parfums, LLC and Coty, Inc. as security for all payments due and owing under the Non-Negotiable Promissory Note of even date herewith in the original principal amount of One Million Two Hundred Thousand Dollars and Zero Cents (US $1,200,000.00) (the "Note"). Upon payment in full of all interest, principal and other monies due under the Note, this Assignment and Pledge Agreement shall be null arid void.

IN WITNESS WHEREOF, this Assignment and Pledge Agreement has been duly executed by the Assignor.

DATED:

STATE OF FLORIDA
)SS.
COUNTY OF BROWARD

On the 9th day of November, 2012, before me came, Rudford as Manager of Gigantic Parfums, LLC, who is personally known ) to me or who produced  as identification

Notary Public, State

My Commission Expires:	Print Name:

UNCONDITIONAL GUARANTY

November 9, 2012

For and in consideration of one dollar ($1.00) and other good and valuable consideration, the receipt whereof is hereby acknowledged, and to induce Holder to e*end or continue the extension of credit (whether or not presently payable) to the Borrower (as hereafter defined), the undersigned, ADRENALINA, INC., a Nevada corporation d/b/a ID Perfumes, for itself, its successors and assigns, respectively (hereafter called "Guarantor"), lereby guarantees to PARFUMS INVESTMENT, LLC, a Florida limited liability company , its successors and assigns (hereafter called "Holder"), payment of all "Indebtedness" (as hereafter defined) of GIGANTIC PARFUMS, LLC (hereafter called "Borrower"), by, to or held by the Holder from time to time and at all times hereafter, whether now owned or hereafter acquired by the Holder in the regular course of business or by purchase, at maturity thereof or at any time thereafter at the option of the Holder, without limitation as to amount, plus interest, court costs, expenses and attorneys' fees.

For purposes of this Guaranty, the word "Indebtedness" i used in its most comprehensive sense and includes, without limitation: (a) the indebtedness evidenced by that certain Promissory Note (the "Note") of even date herewith, executed by Borrower in favor of Lender in the principal sum of ONE MILLION TWO HUNDRED ThOI4JSAND AND 00/100 DOLLARS ($1,200,000.00), including accrued interest; (b) any and all present and future advances, debts, obligations and liabilities of Borrower to Lender heretofore, now, or h4reafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or un-liquidated, determined or undetermined, primary or secondary, and whether Borrower may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute or limitations, or whether such indebtedness may be or hereafter become invalid or otherwise unenforceable; and (c) any and all amendments, modifications, renewals and/or extensions of any of the foregoing, including, but not limited to, amendments, modifications, renewals or extensions which are evidenced by a new or additional instrument, document or agreement or which change the rate of interest on any indebtedness,

This Guaranty shall be continuing, irrevocable without the consent of the Holder and shall apply to all principal amounts at any one time outstanding and Guarantor Shall be fully liable for accrued interest on such principal amounts. This Guaranty applies to loans and other liabilities heretofore or contemporaneously incurred by Borrower from Lender. Guarantor hereby waives demand of payment, presentment, protest and notice of protest on any and all of the afore 'cl Items and consents to alteration of any such obligations, including, without limitation, alteration of the rate of interest Payments by Guarantor to the Holder pursuant to this Guaranty shall be made un lawful money of the United States. Guarantor also hereby agrees to pay to the Holder any and all expenses of collection under this Guaranty and of items hereby guaranteed, including, but not limited to, Court costs and reasonable attorneys' fees, including any such fees expended on appeal.

The obligations of Guarantor hereunder shall be several and also joint, each with all or with any one or more of any other guarantors of the obligations of Borrower and may be enforced against each separately and some jointly, whether or not each or any guarantor has signed a separate guaranty agreement, in connection with this loan transaction. Any amounts received by the Holder from whatsoever source, on account of the Borrower's Indebtedness, shall be applied by it toward the payment of such of the Indebtedness, and in such order of application, as the Holder, may from time to time elect; and, notwithstanding any payments made by or for the accoi4nt of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Holder until such time as the Holder shall have received payment of the full amount of all Indebtedness.

Guarantor hereby consents to the Holder, from time to time, extending the time of payment in whole or in part of any and all of the aforesaid items, for such time or tines as the Holder may determine and hereby waives notice to or obtaining the consent of Guarantor. Such extension or extensions may be longer than the time for repayment of the original obligation. Guarantor further agrees that this Guaranty shall apply with equal force and effect to any renewal or renewals of any of the aforesaid items. Guarantor further consents to the Holder exchanging, surrendering. re-pledging or otherwise dealing with any of the aforesaid items without impairing this Guaranty and hereby waives notice thereof to or obtaining the consent therefor of Guarantor. Guarantor hereby consents to the partial or total release of Borrower or other persons primarily or secondarily liable and to the release of all or part of any security held by the Holder, all without notice to Guarantor. The Holder shall not be obligated to acquire any security or substitute security because of the release of other security. If at any time all or any part of any payment theretofore applied by the Holder to any Indebtedness of Borrower is or must be rescinded or returned by the Holder for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrow r), such Indebtedness shall for the purpose of this Guaranty, to the extent that such payment is o must be rescinded or returned, be deemed to have continued in existence notwithstanding such application by the Holder, and this Guaranty shall continue to be effective or be reinstated, as the cage may be, as to such Indebtedness as though such application by the Holder bad not been made, Payments on account of the Indebtedness of any Borrower or increases of the same may from time to ime be made without affecting the provisions of this Guaranty or the liability of any party her to. The Holder shall exercise reasonable care in the custody and preservation of any security ledged in connection with the Indebtedness guaranteed hereunder, and shall be deemed to have exercised reasonable care if it takes such action for that purpose as any Borrower shall reasonably quest in writing, but no omission to comply with any request of any Borrower shall of itself be deemed a failure to exercise reasonable care. Without limiting the generality of the foregoing, the Holder shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges offers or tenders, or similar matters relating to any of the collateral, nor of informing the undersigned with respect to any such matters. The Holder shall not be bound to take any steps to preserve any rights insecurity pledged against prior parties and need not collect interest on or principal of any pledged security or give any notice with respect to same.

Notwithstanding the death or insanity of Guarantor, this Guaranty hall be binding upon Guarantor's heirs, personal representatives and estate with respect to the afore id items coming into existence after such death or insanity and until actual receipt by the Holder oil written notice thereof from the legal representatives of Guarantor. The bankruptcy, insolvency, insanity or release of any other guarantor shall not affect the obligations of Guarantor hereunder.

Notice by the Holder of the acceptance of this Guaranty is hereby waived. No act or omission of any kind by the Holder shall affect or impair this Guaranty and the Holder shall have no duties to Guarantor except as specifically set forth in this Guaranty. Guarantor hereby agrees that its obligations hereunder shall be absolute and primary and shall be complete and binding as to Guarantor upon this Guaranty being executed by it and subject to no conditions precedent or otherwise. This Guaranty contains the full agreement of Guarantor and is not subject to any oral con ditions.

The Holder may, from time to time, whether before or after any discontinuance of this Guaranty, without notice to the undersigned (or any of them), assign or transfer any or all of the Indebtedness or any interest therein; and notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Indebtedness shall be and remain Indebtedness for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Indebtedness or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Indebtedness, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Holder, provided, however, that, unless the Holder shall otherwise consent in writing, the Holder shall have an unimpaired right, prior and superior to that of any such assignee or transferee, In enforce this Guaranty, for the benefit of the Holder, as to those of the Indebtedness which the Holder has not assigned or transferred.

Guarantor waives, to the extent permitted by applicable law, any right it may have, whether at law or in equity or otherwise, to enjoin or stay any action against it based on any documents evidencing or securing any Indebtedness of Borrower (including this Guaranty), including, without limitation, upon the occurrence, with respect to Borrower or any guarantor, of either of the following:

(a) The assignment for the benefit of creditors, or the admission in writing of any inability to pay any debts generally as they become due, or ordering the winding-up or liquidation of its affairs, by Borrower or any guarantor, or the commencement of a case by or against any guarantor, under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar state or federal law; or

(b) The determination by Borrower or any guarantor to request, relief under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar proceeding, state of federal, including, without limitation, the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for it or for any of its respective property or assets.

No modification or waiver hereof shall be binding on the Holder unless in writing, signed by an expressly authorized officer of the Holder. This Guaranty shall be construed in accordance with and governed by the laws of the State of Florida. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. The exclusive venue for any action or proceeding brought to enforce or interpret any provision of this Guaranty shall be in the state courts of the State of Florida located in Broward County, Florida.

GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT HE MAY HAVE TO A TRIAL BY JURY IN I.ESPECT OF ANY LITIGATION PROCEEDINGS OR COUNTERCLAIMS ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS. FURTHER, GUARANTOR HEREBY CERTIFIES THAT NO REPRESE VE OR AGENT OF THE HOLDER NOR THE HOLDERS COUNSEL HAS REPRESENTED , EXPRESSLY OR OTHERWISE, THAT THE HOLDER WOULD NOT, IN THE EVENT OF UCH LITIGATION SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE GUARANTOR ACKNOWLEDGES THAT THE HOLDER HAS BEEN INDUCED TO ENTER INTO THIS TRANSACTION BY, INTER ALIA THE PROVISIONS OF THIS SECTION. GUARANTOR AGREES NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.

IN WITNESS WHEREOF, the undersigned has hereunto set its hand this day and year first above written.

Signed, Sealed and Delivered

In our Presence:

STATE OF FLORIDA	)
)SS.
COUNTY OF BROWARD	)

The foregoing instrument was acknowledged before me this 9th day of November, 2012 by Ilia Lekach, as President of ADRENALINA, INC., a Nevada corporation d/b/a ID Perfumes, who is personally known to me or has produced the following as identification:

Notary Public, State of Florida
Print Name: __________________

UNCONDITIONAL GUARANTY

November 9, 2012

For and in consideration of one dollar ($1.00) and other good and valuable consideration, the receipt whereof is hereby acknowledged, and to induce Holder to e tend or continue the extension of credit (whether or not presently payable) to the Borrower (as hereafter defined), the undersigned, RUDFORD HAMON, for himself, his heirs, representatives, successors and assigns, respectively (hereafter called "Guarantor"), hereby guarantees to PARFUMS INVESTMENT, LLC, a Florida limited liability company, its successors and assigns (hereafter called "Holder"), payment of all "Indebtedness" (as hereafter defined) of GIGANTIC PARFUMS, LLC (hereafter called "Borrower"), by, to or held by the Holder from time to time and at all times hereafter, whether now owned or hereafter acquired by the Holder in the regular course of business or by purchase, at maturity thereof or at any time thereafter at the option of the Holder, without limitation as to amount, plus interest, court costs, expenses and attorneys' fees.

For purposes of this Guaranty, the word "Indebtedness" ' used in its most comprehensive sense and includes, without limitation: (a) the indebtedness evidenced by that certain Promissory Note (the "Note") of even date herewith, executed by Borrower in favor of Lender in the principal sum of ONE MILLION TWO HUNDRED THOUSAND AND 00/100 DOLLARS ($1,200,000.00), including accrued interest; (b) any and all present and future advances, debts, obligations and liabilities of Borrower to Lender heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or un-liquidated, determined or undetermined, primary or secondary, and whether Borrower may be liable individually or jointly with others, or whether, recovery upon such indebtedness may be or hereafter become barred by any statute or limitations, or whether such indebtedness may be or hereafter become invalid or otherwise unenforceable; and (c) any and all amendments, modifications, renewals and/or extensions of any of the foregoing, including, but not limited to, amendments, modifications, renewals or extensions which are evidenced by a new or additional instrument, document or agreement or which change the rate of interest on any indebtedness,

This Guaranty shall be continuing, irrevocable without the consent of the Holder and shall apply to all principal amounts at any one time outstanding and Guarantor shall be fully liable for accrued interest on such principal amounts. This Guaranty applies to loans and other liabilities heretofore or contemporaneously incurred by Borrower from Lender. Guarantor hereby waives demand of payment, presentment, protest and notice of protest on any and all of the aforesaid Items and consents to alteration of any such obligations, including, without limitation, alteration of the rate of interest Payments by Guarantor to the Holder pursuant to this Guaranty shall be made in lawful money of the United States. Guarantor also hereby agrees to pay to the Holder any and all expenses of collection under this Guaranty and of items hereby guaranteed, including, but not limited to, Court costs and reasonable attorneys' fees, including any such fees expended on appeal.

The obligations of Guarantor hereunder shall be several and also joint, each with all or with any one or more of any other guarantors of the obligations of Borrower and may be enforced against each separately and some jointly, whether or not each or any guarantor has sign d a separate guaranty agreement, in connection with this loan transaction. Any amounts received by the Holder from whatsoever source, on account of the Borrower's Indebtedness, shall be applied by it toward the payment of such of the Indebtedness, and in such order of application, as the Holder, may from time to time elect; and, notwithstanding any payments made by or for the account of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Holder until such time as the Holder shall have received payment of the full amount of all Indebtedness.

Guarantor hereby consents to the Holder, from time to time, extending the time of payment in whole or in part of any and all of the aforesaid items, for such time or times as the Holder may determine and hereby waives notice to or obtaining the consent of Guarantor. Such extension or extensions may be longer than the time for repayment of the original obligation. Guarantor further agrees that this Guaranty shall apply with equal force and effect to any renew or renewals of any of the aforesaid items. Guarantor further consents to the Holder exchanging, surrendering, re-pledging or otherwise dealing with any of the aforesaid items without impairing this Guaranty and hereby waives notice thereof to or obtaining the consent therefor of Guarantor. Guarantor hereby consents to the partial or total release of Borrower or other persons primarily or secondarily liable, and to the release of all or part of any security held by the Holder, all without notice to Guarantor. The Holder shall not be obligated to acquire any security or substitute security because of the release of other security. If at any time all or any part of any payment theretofore applied by the Holder to any Indebtedness of Borrower is or must be rescinded or returned by the Holder for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower), such Indebtedness shall for the purpose of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application by the Holder, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Indebtedness as though such application by the Holder bad not been made, Payments on account of the Indebtedness of any Borrower or increases of the same may from time to time be made without affecting the provisions of this Guaranty or the liability of any party hereto. The Holder shall exercise reasonable care in the custody and preservation of any security pledged in connection with the Indebtedness guaranteed hereunder, and shall be deemed to have exercised reasonable care if it takes such action for that purpose as any Borrower shall reasonably request in writing, but no omission to comply with any request of any Borrower shall of itself be deemed a failure to exercise reasonable care. Without limiting the generality of the foregoing, the Holder shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers or tenders, or similar matters relating to any of the collateral, nor of informing the undersigned with respect to any such matters. The Holder shall not be bound to take any steps to preserve any rights insecurity pledged against prior parties and need not collect interest on or principal of any pledged security or give any notice with respect to same.

Notwithstanding the death or insanity of Guarantor, this Guaranty shall be binding upon Guarantor's heirs, personal representatives and estate with respect to the aforesaid items coming into existence after such death or insanity and until actual receipt by the Holder of Written notice thereof from the legal representatives of Guarantor. The bankruptcy, insolvency, insanity or release of any other guarantor shall not affect the obligations of Guarantor hereunder.

Notice by the Holder of the acceptance of this Guaranty is hereby waived. No act or omission of any kind by the Holder shall affect or impair this Guaranty and the Holder shall have no duties to Guarantor except as specifically set forth in this Guaranty. Guarantor hereby agrees that its obligations hereunder shall be absolute and primary and shall be complete and binding as to Guarantor upon this Guaranty being executed by it and subject to no conditions precedent or otherwise. This Guaranty contains the full agreement of Guarantor and is not subject to any oral conditions.

The Holder may, from time to time, whether before or after any discontinuance of this Guaranty, without notice to the undersigned (or any of them), assign or transfer any or all of the Indebtedness or any interest therein; and notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Indebtedness shall be and remain Indebtedness for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Indebtedness or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Indebtedness, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Holder, provided, however, that, unless the Holder shall otherwise consent in writing, the Holder shall have an unimpaired right,1 prior and superior to that of any such assignee or transferee, In enforce this Guaranty, for the benefit of the Holder, as to those of the Indebtedness which the Holder has not assigned or transferred.

Guarantor waives, to the extent permitted by applicable law, any right it may have, whether at law or in equity or otherwise, to enjoin or stay any action against it based on any documents evidencing or securing any Indebtedness of Borrower (including this Guaranty), including, without limitation, upon the occurrence, with respect to Borrower or any guarantor, of either of the following:

(a) The assignment for the benefit of creditors, or the admission in writing of any inability to pay any debts generally as they become due, or ordering the winding-up or liquidation of its affairs, by Borrower or any guarantor, or the commencement of a case by or against Borrower or any guarantor, under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar state or federal law; or

(b) The determination by Borrower or any guarantor to request, relief under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar proceeding, state or federal, including, without limitation, the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for it or for any of its respective property or assets.

No modification or waiver hereof shall be binding on the Holder unless in writing, signed by an expressly authorized officer of the Holder. This Guaranty shall be construed in accordance with and governed by the laws of the State of Florida. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. The exclusive venue for any action or proceeding brought to enforce or interpret any provision of this Guaranty shall be in the state courts of the State of Florida located in Broward County, Florida.

GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION PROCEEDINGS OR COUNTERCLAIMS ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS. FURTHER, GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE HOLDER NOR THE HOLDERS COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE HOLDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE GUARANTOR ACKNOWLEDGES THAT THE HOLDER HAS BEEN INDUCED TO ENTER INTO THIS TRANSACTION BY, INTER ALIA THE PROVISIONS OF THIS SECTION. GUARANTOR AGREES NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.

IN WITNESS WHEREOF, the undersigned has hereunto set its hand the day and year first above written.

UNCONDITIONAL GUARANTY

November 9, 2012

For and in consideration of one dollar ($1.00) and other good and valuable consideration, the receipt whereof is hereby acknowledged, and to induce Holder to e end or continue the extension of credit (whether or not presently payable) to the Borrower (s hereafter defined), the undersigned, ILIA LEKACH, for himself, his heirs, representatives, successors and assigns, respectively (hereafter called "Guarantor"), hereby guarantees to PARFUMS INVESTMENT, LLC, a Florida limited liability company, its successors and assigns (hereafter called "Holder"), payment of all "Indebtedness" (as hereafter defirt6d) of GIGANTIC PARFUMS, LLC (hereafter called "Borrower"), by, to or held by the Holder from time to time and at all times hereafter, whether now owned or hereafter acquired by the Holder in the regular course of business or by purchase, at maturity thereof or at any time thereafter at the option of the Holder, without limitation as to amount, plus interest, court costs, expenses and attorneys' fees.

For purposes of this Guaranty, the word "Indebtedness" is used in its most comprehensive sense and includes, without limitation: (a) the indebtedness evidenced by that certain Promissory Note (the "Note") of even date herewith, executed by Borrower in favor of Lender in the principal sum of ONE MILLION TWO HUNDRED THOUSAND AND 00/100 DOLLARS ($1,200,000.00), including accrued interest; (b) any and all present and future advances, debts, obligations and liabilities of Borrower to Lender heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or un-liquidated, determined or undetermined, primary or secondary, and whether Borrower may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute or limitations, or whether such indebtedness may be or hereafter become invalid or otherwise unenforceable; and (c) any and all amendments, modifications, renewals and/or extensions of any of the foregoi limited to, amendments, modifications, renewals or extensions which are e additional instrument, document or agreement or which change the rate of interest ng, including, but not videnced by a new or  on any indebtedness,

This Guaranty shall be continuing, irrevocable without the consent of the Holder and shall apply to all principal amounts at any one time outstanding and Guarantor s all be fully liable for accrued interest on such principal amounts. This Guaranty applies to loans and other liabilities heretofore or contemporaneously incurred by Borrower from Lender. Guarantor here waives demand of payment, presentment, protest and notice of protest on any and all of the aforesaid Items and consents to alteration of any such obligations, including, without limitation, alteration of the rate of interest. Payments by Guarantor to the Holder pursuant to this Guaranty shall be made i lawful money of the United States. Guarantor also hereby agrees to pay to the Holder any and all expenses of collection under this Guaranty and of items hereby guaranteed, including, but not limited to, Court costs and reasonable attorneys' fees, including any such fees expended on appeal.

The obligations of Guarantor hereunder shall be several and also joint, each with all or with any one or more of any other guarantors of the obligations of Borrower and may be enforced against each separately and some jointly, whether or not each or any guarantor has signed a separate guaranty agreement, in connection with this loan transaction. Any amounts received by the Holder from whatsoever source, on account of the Borrower's Indebtedness, shall be applied by it toward the payment of such of the Indebtedness, and in such order of application, as the older, may from time to time elect; and, notwithstanding any payments made by or for the account of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Holder until such time as the Holder shall have received payment of the full amount of all Indebtedness.

Guarantor hereby consents to the Holder, from time to time, extending the time of payment in whole or in part of any and all of the aforesaid items, for such time or times as the Holder may determine and hereby waives notice to or obtaining the consent of Guarantor. Such extension or extensions may be longer than the time for repayment of the original obligation. Guarantor further agrees that this Guaranty shall apply with equal force and effect to any renewal or renewals of any of the aforesaid items. Guarantor further consents to the Holder exchanging, surrendering, re-pledging or otherwise dealing with any of the aforesaid items without impairing this Guaranty and hereby waives notice thereof to or obtaining the consent therefor of Guarantor. Guarantor hereby consents to the partial or total release of Borrower or other persons primarily or secondarily liable, and to the release of all or part of any security held by the Holder, all without notice to Guarantor. The Holder shall not be obligated to acquire any security or substitute security because of the release of other security. If at any time all or any part of any payment theretofore applied by the Holder to any Indebtedness of Borrower is or must be rescinded or returned by the Holder for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrow r), such Indebtedness shall for the purpose of this Guaranty, to the extent that such payment is o must be rescinded or returned, be deemed to have continued in existence notwithstanding such application by the Holder, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Indebtedness as though such application by the Holder bad not been made, Payments on account of the Indebtedness of any Borrower or increases of the same may from time to time be made without affecting the provisions of this Guaranty or the liability of any party hereto. The Holder shall exercise reasonable care in the custody and preservation of any security pledged in connection with the Indebtedness guaranteed hereunder, and shall be deemed to have exercised reasonable care if it takes such action for that purpose as any Borrower shall reasonably request in writing, but no omission to comply with any request of any Borrower shall of itself be deemed a failure to exercise reasonable cam. Without limiting the generality of the foregoing, the Holder shall have no responsibility for ascertaining any maturities, calls, conversions, exchange, offers or tenders, or similar matters relating to any of the collateral, nor of informing the undersig4ied with respect to any such matters. The Holder shall not be bound to take any steps to preserve any rights insecurity pledged against prior parties and need not collect interest on or principal of any pledged security or give any notice with respect to same.

Notwithstanding the death or insanity of Guarantor, this Guaranty Shall be binding upon Guarantor's heirs, personal representatives and estate with respect to the aforesaid items coming into existence after such death or insanity and until actual receipt by the Holder of written notice thereof from the legal representatives of Guarantor. The bankruptcy, insolvency, insanity or release of any other guarantor shall not affect the obligations of Guarantor hereunder.

Notice by the Holder of the acceptance of this Guaranty is hereby waived. No act or omission of any kind by the Holder shall affect or impair this Guaranty and the Holder shall have no duties to Guarantor except as specifically set forth in this Guaranty. Guarantor hereby agrees that its obligations hereunder shall be absolute and primary and shall be complete and binding as to Guarantor upon this Guaranty being executed by it and subject to no conditions precedent or otherwise. This Guaranty contains the full agreement of Guarantor and is not subject to any oral conditions.

The Holder may, from time to time, whether before or after any discontinuance of this Guaranty, without notice to the undersigned (or any of them), assign or Indebtedness or any interest therein; and notwithstanding any such assignme subsequent assignment or transfer thereof, such Indebtedness shall be and rem the purposes of this Guaranty, and each and every immediate and successive of any of the Indebtedness or of any interest therein shall, to the extent of assignee or transferee in the Indebtedness, be entitled to the benefits of this extent as if such assignee or transferee were the Holder, provided, however, th shall otherwise consent in writing, the Holder shall have an unimpaired right that of any such assignee or transferee, In enforce this Guaranty, for the benef those of the Indebtedness which the Holder has not assigned or transferred. transfer any or all of  nt or transfer or any ain Indebtedness for assignee or transferee the interest of such guaranty to the same at, unless the Holder prior and superior to it of the Holder, as to it may have,  based on any ty)), including,  guarantor of either

Guarantor waives, to the extent permitted by applicable law, any right whether at law or in equity or otherwise, to enjoin or stay any action against it  evidencing or securing any Indebtedness of Borrower (including this Guaran without limitation, upon the occurrence, with respect to Borrower or any, of the following:

(a) The assignment for the benefit of creditors, or the admission in writing of any inability to pay any debts generally as they become due, or ordering the winding-up or liquidation of its affairs, by Borrower or any guarantor, or the commencement of a case by or- against Borrower or any guarantor, under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar state or federal law; or

(b) The determination by Borrower or any guarantor to request, relief under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar proceeding, state or federal, including, without limitation, the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for it or for any of its respective property or assets.

No modification or waiver hereof shall be binding on the Holder unless in writing, signed by an expressly authorized officer of the Holder. This Guaranty shall be construed in accordance with and governed by the laws of the State of Florida. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. The exclusive venue for any action or proceeding brought to enforce or interpret any provision of this Guaranty shall be in the state courts of the State of Florida located in Broward County, Florida.

GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND WAIVES ANY RIGHT HE MAY HAVE TO A TRIAL BY JURY IN LITIGATION PROCEEDINGS OR COUNTERCLAIMS ARISING OUT IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER  DOCUMENTS. FURTHER, GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE HOLDER NOR THE HOLDERS COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE HOLDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE GUARANTOR ACKNOWLEDGES THAT THE HOLDER HAS BEEN INDUCED TO ENTER INTENTIONALLY RESPECT OF ANY OF, UNDER, OR   LOAN INTO THIS TRANSACTION BY, INTER ALIA THE PROVISIONS OF THIS SECTION. GUARANTOR AGREES NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.

IN WITNESS WHEREOF, the undersigned has hereunto set its hand the day and year first above written.

Signed, Sealed and Delivered
our Presence:

UNCONDITIONAL GUARANTY

November 9, 2012

For and in consideration of one dollar ($1.00) and other good and v4luable consideration, the receipt whereof is hereby acknowledged, and to induce Holder to extend or continue the extension of credit (whether or not presently payable) to the Borrower ( s hereafter defined), the undersigned, DEBORAH LEKACH, for herself, her heirs, representatives, successors and assigns, respectively (hereafter called "Guarantor"), hereby guarantees to PARFUMS INVESTMENT, LLC, a Florida limited liability company, its successors and assigns (hereafter called "Holder"), payment of all "Indebtedness" (as hereafter defined) of GIGANTIC PARFUMS, LLC (hereafter called "Borrower"), by, to or held by the Holler from time to time and at all times hereafter, whether now owned or hereafter acquired by the Holder in the regular course of business or by purchase, at maturity thereof or at any time thereafter at the option of the Holder, without limitation as to amount, plus interest, court costs, expenses and attorneys' fees.

For purposes of this Guaranty, the word "Indebtedness" is used in its most comprehensive sense and includes, without limitation: (a) the indebtedness evidenced by that certain Promissory Note (the "Note") of even date herewith, executed by Borrower in favor of Lender in the principal sum of ONE MILLION TWO HUNDRED THOUSAND AND 00/100 DOLLARS ($1,200,000.00), including accrued interest; (b) any and all present and future advances, debts, obligations and liabilities of Borrower to Lender heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or un-liquidated, determined or undetermined, primary or secondary, and whether Borrower may be liable individually or jointly with others, or whether' recovery upon such indebtedness may be or hereafter become barred by any statute or limitations, or whether such indebtedness may be or hereafter become invalid or otherwise unenforceable ; and (c) any and all amendments, modifications, renewals and/or extensions of any of the foregoing, including, but not limited to, amendments, modifications, renewals or extensions which are evidenced by a new or additional instrument, document or agreement or which change the rate of interest on any indebtedness,

This Guaranty shall be continuing, irrevocable without the consent of the Holder and shall apply to all principal amounts at any one time outstanding and Guarantor shall be fully liable for accrued interest on such principal amounts. This Guaranty applies to loans and other liabilities heretofore or contemporaneously incurred by Borrower from Lender. Guarantor here y waives demand of payment, presentment, protest and notice of protest on any and all of the aforesaid Items and consents to alteration of any such obligations, including, without limitation, alteration of the rate of interest. Payments by Guarantor to the Holder pursuant to this Guaranty shall be made in lawful money of the United States. Guarantor also hereby agrees to pay to the Holder any and all expenses of collection under this Guaranty and of items hereby guaranteed, including, but not limited to, Court costs and reasonable attorneys' fees, including any such fees expended on appeal.

The obligations of Guarantor hereunder shall be several and also joint, each with all or with any one or more of any other guarantors of the obligations of Borrower and may be enforced against each separately and some jointly, whether or not each or any guarantor has signed a separate guaranty agreement, in connection with this loan transaction. Any amounts received by the Holder from whatsoever source, on account of the Borrower's Indebtedness, shall be applied by it toward the payment of such of the Indebtedness, and in such order of application, as the Holder, may from time to time elect and, notwithstanding any payments made by or for the account of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Holder until such time as the Holder shall have received payment of the full amount of all Indebtedness. the time of payment es as the Holder may r. Such extension or on. Guarantor further or renewals of any of ndering, re-pledging Guaranty and herebyr hereby consents to, and to the release of  Holder shall not be  of other security. If at   any Indebtedness of whatsoever Borrower) such   payment is or must

Guarantor hereby consents to the Holder, from time to time, extending   in whole or in part of any and all of the aforesaid items, for such time or tim determine and hereby waives notice to or obtaining the consent of Guaranto extensions may be longer than the time for repayment of the original obligati agrees that this Guaranty shall apply with equal force and effect to any renewal the aforesaid items. Guarantor further consents to the Holder exchanging, surre  or otherwise dealing with any of the aforesaid items without impairing this waives notice thereof to or obtaining the consent therefor of Guarantor. Guaranto partial or total release of Borrower or other persons primarily or secondarily liable all or part of any security held by the Holder, all without notice to Guarantor. The obligated to acquire any security or substitute security because of the release any of time all or any part of any payment theretofore applied by the Holder to Borrower is or must be rescinded or returned by the Holder for any reason (including, without limitation, the insolvency, bankruptcy or reorganization of Indebtedness  shall for the purpose of this Guaranty, to the extent that such   be rescinded or returned, be deemed to have continued in existence notwithstanding such application by the Holder and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Indebtedness as though such application by the Holder bad not been made, Payments on account of the Indebtedness of any Borrower or increases of the same may from time to time be made without affecting the provisions of this Guaranty or the liability of any party hereto. The Holder shall exercise reasonable care in the custody and preservation of any security pledged in connection with the Indebtedness guaranteed hereunder, and shall be deemed to have exercised reasonable care if it takes such action for that purpose as any Borrower shall reasonably request in writing, but no omission to comply with any request of any Borrower shall of itself b deemed a failure to exercise reasonable care. Without limiting the generality of the foregoing, the Holder shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges offers or tenders, or similar matters relating to any of the collateral, nor of informing the undersigned with respect to any such matters. The Holder shall not be bound to take any steps to preserve any rights insecurity pledged against prior parties and need not collect interest on or principal of any pledged security or give any notice with respect to same. shall be binding upon entiond items coming of written notice ity or insanity or release of

Notwithstanding the death or insanity of Guarantor, this Guaranty Guarantor's heirs, personal representatives and estate with respect to the aforem into existence after such death or insanity and until actual receipt by the Holder  thereof from the legal representatives of Guarantor. The bankruptcy, insolvency, any other guarantor shall not affect the obligations of Guarantor hereunder.

Notice by the Holder of the acceptance of this Guaranty is hereby waived. No act or omission of any kind by the Holder shall affect or impair this Guaranty and the Holder shall have no duties to Guarantor except as specifically set forth in this Guaranty. Guarantor obligations hereunder shall be absolute and primary and shall be complete and bin upon this Guaranty being executed by it and subject to no conditions precede Guaranty contains the full agreement of Guarantor and is not subject to any oral c The Holder may, from time to time, whether before or after any di Guaranty, without notice to the undersigned (or any of them), assign or tr hereby agrees that its ding as to Guarantor nt or otherwise. This onditions. scontinuance of this ansfer any or all of the the Indebtedness or any interest therein; and notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Indebtedness shall be and remain Indebtedness for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Indebtedness or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Indebtedness, be entitled to the benefits of this guaranty to the same extent as if such assignee or transferee were the Holder, provided, however, that, unless the Holder shall otherwise consent in writing, the Holder shall have an unimpaired right, prior and superior to that of any such assignee or transferee, In enforce this Guaranty, for the benefit of the Holder, as to those of the Indebtedness which the Holder has not assigned or transferred.

Guarantor waives, to the extent permitted by applicable law, any right it may have, whether at law or in equity or otherwise, to enjoin or stay any action against it based on any documents evidencing or securing any Indebtedness of Borrower (including this Guaranty), including, without limitation, upon the occurrence, with respect to Borrower or any guarantor, of either of the following:

(a) The assignment for the benefit of creditors, or the admission in writing of any inability to pay any debts generally as they become due, or ordering the winding-up or liquidation of its affairs, by Borrower or any guarantor, or the commencement of a case by or- against Borrower or any guarantor, under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar state or federal law; or

(b) The determination by Borrower or any guarantor to request, relief under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar proceeding, state or federal, including, without limitation, the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for it or for any of its respective property or assets.

No modification or waiver hereof shall be binding on the Holder unles by an expressly authorized officer of the Holder. This Guaranty shall be constru with and governed by the laws of the State of Florida. Wherever possible, each Guaranty shall be interpreted in such manner as to be effective and valid under any provision of this Guaranty shall be prohibited by or invalid under such law, be ineffective to the extent of such prohibition or invalidity, without invalidati such provision or the remaining provisions of this Guaranty. The exclusive ven proceeding brought to enforce or interpret any provision of this Guaranty shall of the State of Florida located in Broward County, Florida. s in writing, signed ed in accordance  provision of this applicable law, but if such provision shall ng the remainder of ue for any action or be in the state courts

GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND WAIVES ANY RIGHT HE MAY HAVE TO A TRIAL BY JURY IN  ANY LITIGATION PROCEEDINGS OR COUNTERCLAIMS ARISING OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE DOCUMENTS.  FURTHER, GUARANTOR HEREBY CERTIFIES THAT NO REPRESENATATIVE OR AGENT OF THE HOLDER NOR THE HOLDER'S COUNSEL HAS REPRESENTED EXPRESSLY OR OTHERWISE THAT THE HOLDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION INTENTIONALLY RESPECT OF OUT OF, UNDER, OR IN OTHER LOAN DOCUMENTS.. THE GUARANTOR ACKNOWLEDGES THAT THE HOLDER HAS BEEN INDUCED TO ENTER INTO THIS TRANSACTION BY, INTER ALIA THE PROVISIONS OF THIS SECTION. GUARANTOR AGREES NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.

IN WITNESS WHEREOF, the undersigned has hereunto set its hand the day and year first above written.

Notary Public, State of Florida

Print Name: _________________________

UNCONDITIONAL GUARANTY

November 9, 2012

For and in consideration of one dollar (S1.00) and other good and v' the receipt whereof is hereby acknowledged, and to induce Holder to e extension of credit (whether or not presently payable) to the Borrower  the undersigned, ISAAC LEKACH, for himself, his heirs, representat assigns, respectively (hereafter called "Guarantor"). hereby guaranees INVESTMENT. LLC, a Florida limited liability company. its successors called "Holder"), payment of all "Indebtedness" (as hereafter defined) PARFUMS. LLC (hereafter called "Borrower"), by, to or held by the Hol and at all times hereafter, whether now owned or hereafter acquired by the Holder in the regular course of business or by purchase, at maturity thereof or at any time thereafter at the option of the Holder, without limitation as to amount, plus interest, court costs, expenses and attorneys' fees.

For purposes of this Guaranty, the word "Indebtedness" is used in its most comprehensive sense and includes, without limitation: (a) the indebtedness certain Promissory Note (the "Note") of even date herewith, executed by Lender in the principal sum of ONE MILLION TWO HUNDRED THOUSAND AND 00/100 DOLLARS (S1,200,000.00), including accrued interest; (b) any and all present and future advances, debts, obligations and liabilities of Borrower to Lender heretofore, now, or hearafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or un-liquidated, determined or undetermined, primary or secondary, and whether Borrower may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute or limitations, or whether such indebtedness may be or hereafter become invalid or otherwise unenforceable; and (c) any and all amendments, modifications, renewals and/or extensions of any of the foregoing, including but not limited to, amendments, modifications, renewals or extensions which are evidenced by a new or additional instrument, document or agreement or which change the rate of interest on any indebtedness, valuable consideration, xtend or continue the  (as hereafter defined), ives, successors and   to PARFUMS and assigns (hereafter of GIGANTIC der from time to time

This Guaranty shall be continuing, irrevocable without the consent of the Holder and shall apply to all principal amounts at any one time outstanding and Guarantor shall be hilly liable for accrued interest on such principal amounts. This Guaranty applies to loans and other liabilities heretofore or contemporaneously incurred by Borrower from Lender. Guarantor hereby waives demand of payment, presentment, protest and notice of protest on any and all of the aforesaid Items and consents to alteration of any such obligations, including, without limitation, alteration of the rate of interest. Payments by Guarantor to the Holder pursuant to this Guaranty shall be made in lawful money of the United States. Guarantor also hereby agrees to pay to the Holder any and all expenses of collection under this Guaranty and of items hereby guaranteed, including, but not limited to, Court costs and reasonable attorneys’ fees, including any such fees expended on appeal.

The obligations of Guarantor hereunder shall he several and also joint, each with all or with any one or more of any other 1.,,,uarantors of the obligations of Borrower and may be enforced against each separately and some jointly, whether or not each or any guarantor has signed a separate guaranty agreement, in connection with this loan transaction. Any amounts received by the Holder from whatsoever source, on account of the Borrower's Indebtedness, shall be applied by it toward the payment of such of the Indebtedness, and in such order of application, as the Holder, may from time to time elect: and, notwithstanding any payments made by or for the account of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Holder until such time as the Holder shall have received payment of the full amount of all Indebtedness.

Guarantor hereby consents to the Holder, from time to time, extending the time of payment in whole or in part of any and all of the aforesaid items, for such time or times as the Holder may determine and hereby waives notice to or obtaining the consent of Guarantor. Such extension or extensions may be longer than the time for repayment of the original obligation.  Guarantor further agrees that this Guaranty shall apply with equal force and effect to any renewal or renewals of any of the aforesaid items. Guarantor further consents to the Holder exchanging, surrendering, re-pledging or otherwise dealing with any of the aforesaid items without impairing the Guaranty and hereby waives notice thereof to or obtaining the consent therefor of Guarantor. Guarantor hereby consents to the partial or total release of Borrower or other persons primarily or secondarily liable, and to the release of all or part of any security held by the Holder, all without notice to Guarantor. The Holder shall not be obligated to acquire any security or substitute security because of the release of other security. If at any time all or any part of any payment theretofore applied by the Holder to any Indebtedness of Borrower is or must be rescinded or returned by the Holder for any reason whatsoever (including, without limitation, the insolvency. bankruptcy or reorganization of Borrower), such Indebtedness shall for the purpose of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application of the Holder, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Indebtedness as though such application by the Holder bad not been made, Payments on account of the Indebtedness of any Borrower or increases of the same may from time to time be made without affecting the provisions of this Guaranty or the liability of any party hereto. The Holder shall exercise reasonable care in the custody and preservation of any security pledged in connection with the Indebtedness guaranteed hereunder, and shall he deemed to have exercised reasonable care if it takes such action for that purpose as any Borrower shall reasonably request in writing, but no omission to comply with any request of any Borrower shall of itself be deemed a failure to exercise reasonable care. Without limiting the generality of the foregoing, the Holder shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers or tenders, or similar matters relating to any of the collateral, nor of informing the undersigned with respect to any such matters. The Holder shall not be bound to take any steps to preserve any rights insecurity pledged against prior parties and need not collect interest on or principal of any pledged security or give any notice with respect to same.

Notwithstanding the death or insanity of Guarantor, this Guaranty shall be binding upon Guarantor's heirs, personal representatives and estate with respect to the aforesaid items coming into existence after such death or insanity and until actual receipt by the Holder of written notice thereof from the legal representatives of Guarantor. The bankruptcy, insolvency, insanity or release of any other guarantor shall not affect the obligations of Guarantor hereunder.

Notice by the Holder of the acceptance of this Guaranty is here4 waived. No act or omission of any kind by the Holder shall affect or impair this Guaranty and the Holder shall have no duties to Guarantor except as specifically set forth in this Guaranty. Guarantor hereby agrees that its obligations hereunder shall be absolute and primary and shall be complete and binding, as to Guarantor upon this Guaranty being executed by it and subject to no conditions precedent or otherwise. This Guaranty contains the full agreement of Guarantor and is not subject to any oral conditions.

The Holder may, from time to time. whether before or after any discontinuance of this Guaranty, without notice to the undersigned (or any of them), assign or transfer any or all of the Indebtedness or any interest therein; and notwithstanding any such assignment or transfer or any of this Guaranty, and each and every immediate and successive assignee or transferee of the interest of such guaranty to the same tat, unless the Holder of the Indebtedness or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Indebtedness, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Holder; provided, however, that, unless the Holder shall otherwise consent in writing. the Holder shall have an unimpaired right, prior and superior to that of any such assignee or transferee, In enforce this Guaranty, for the benefit of the Holder, as to those of the Indebtedness which the Holder has not assigned or transferred.

Guarantor waives, to the extent permitted by applicable law, any right it may have, whether at law or in equity or otherwise, to enjoin or stay any action against it based on any documents evidencing or securing any Indebtedness of Borrower (including this Guaranty), including, without limitation, upon the occurrence, with respect to Borrower or any guarantor, of either of the following:

The assignment for the benefit of creditors, or the admission in to pay any debts generally as they become due, or ordering the winding-up affairs, by Borrower or any guarantor, or the commencement of a case by any guarantor. under any insolvency, bankruptcy, creditor adjustment, debtor  state or federal law; or witing of any inability  or liquidation of its or against Borrower or rehabilitation or similar

(b) The determination by Borrower or any guarantor to request, relief under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar proceeding, state or federal, including, without limitation, the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for it or for any of its respective property or assets.

No modification or waiver hereof shall be binding on the Holder un   by an expressly authorized officer of the Holder. This Guaranty shall be con with and governed by the laws of the State of Florida. Wherever possible, Guaranty shall be interpreted in such manner as to be effective and valid under any provision of this Guaranty shall be prohibited by or invalid under such law be ineffective to the extent of such prohibition or invalidity, without invalida such provision or the remaining provisions of this Guaranty. The exclusive v proceeding brought to enforce or interpret ally provision of this Guaranty shall of the State of Florida located in Broward County, Florida. less in writing, signed strued in accordance each provision of this applicable law. but if , such provision shall ting the remainder of enue for any action or be in the state courts

GUARANTOR HEREBY KNOWINGLY. VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION PROCEEDINGS OR COUNTERCLAIMS ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS. FURTHER, GUARANTOR HEREBY CERTIFIES THAT NO REPRESENATIVE OR AGENT OF THE HOLDER NOR THE HOLDERS COUNSEL HAS REPRFSENTED EXPRESSLY OR OTHERWISE THAT THE HOLDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE GUARANTOR ACKNOWLEDGES THAT THE HOLDER HAS BEEN INDUCED TO ENTER INTO THIS TRANSACTION BY. INTER ALIA, THE PROVISIONS OF THIS SECTION. GUARANTOR AGREES NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.

IN WITNESS WHEREOF, the undersigned has hereunto set its hand the day and year first above written.